EXHIBIT 10.2

AMENDING AGREEMENT

THIS AGREEMENT made effective as of the 2nd day of November, 2018

BETWEEN:

BODY AND MIND INC (formerly known as Deploy Technologies Inc.(“Deploy”), a Nevada corporation

(the “Borrower”)

AND:

DEP NEVADA INC, a Nevada corporation

(the “DEP”)

AND:

NEVADA MEDICAL GROUP LLC, a Nevada limited liability company

(the “NMG”)

AND:

◆,

(the “Lender”)

WHEREAS:

(A)	the parties hereto entered into promissory note dated effective November 14, 2017 (the “Promissory Note”) pursuant to which, and subject to the terms thereof, the Borrower acknowledged itself indebted and promised and covenanted to pay the Lender on the Maturity Date certain funds loaned or to be loaned by the Lender to the Borrower;

(B)	the Promissory Note provides that such agreement may be amended by an agreement in writing signed by the parties thereto; and

(C)	the parties hereto wish to amend the terms of the Promissory Note in the manner set forth herein;

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree to amend the Promissory Note as follows:

1.	In this Amending Agreement capitalized terms not otherwise defined herein will have the meaning given to them in the Promissory Note.

2.	The Section titled “Maturity Date” in the Promissory Note is hereby deleted in its entirety and replaced with the following:

Notwithstanding anything to the contrary in that certain Share Exchange Agreement effective as of September 14, 2017 between, among others, Borrower and Lender (the “Share Exchange Agreement”), the entire unpaid principal balance, together with all unpaid fees, shall be payable as follows:

i.	USD $◆ is due and payable on or before November 12, 2018; and

ii.

USD $◆ shall, notwithstanding anything in this Note to the contrary, bear interest at a rate of EIGHT PERCENT (8%) annually, commencing on February 14, 2019 (the “Due Date”). All interest accrued under this Note shall be due and payable to Lender on a quarterly basis commencing on May 1, 2019, and continuing every three (3) months thereafter until all principal, interest, and other amounts payable under this Note have been paid. All outstanding principal, interest, and other amounts payable hereunder shall be due and payable in a balloon payment on the date (the “Maturity Date”) that is the earlier of:

i.	12 months from the Due Date; and

ii.	Within ten (10) business days after closing a financing subsequent to November 12, 2018 in the amount of not less than an aggregate of Five Million US Dollars (US $5,000,000). The Company has, at its sole discretion, and at any time and for whatever reason, the option to make payment in full or in partial payments to reduce the balance outstanding.

3.	The Section titled “Default Rate” in the Promissory Note is hereby deleted in its entirety and replaced with the following:

From and after the occurrence of any Default in this Note, and until such Default has been cured, all outstanding amounts under this Note (including, but not limited to, interest and late charges) shall bear interest at a rate of FIFTEEN PERCENT (15%) annually (the “Default Rate”).

4.	The Section titled “Rights of Lender on Default” in the Promissory Note is hereby deleted in its entirety and replaced with the following:

Upon the occurrence of any Default, Lender shall be entitled to exercise any one or more of the following remedies without notice or demand:

1) To accelerate and declare the entire unpaid balance then due and payable under this Note to be immediately due and payable, even though the time of maturity as expressed herein shall not have arrived.

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2)	To foreclose upon the Collateral pursuant to this Note and the Agreement; and

3)	To exercise any other right or remedy permitted by law.

5.	The Promissory Note as amended hereby, is in all other respects, ratified, confirmed and approved. If there is any conflict between any of the provisions of the Promissory Note (as amended by this Amending Agreement) and the Share Exchange Agreement, the provisions of the Promissory Note (as amended by this Amending Agreement) shall control.

6.	This Amending Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such counterpart or facsimile so executed are deemed to be an original and such counterparts and facsimile copies together will constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amending Agreement has been executed by the parties hereto on the day and year first above written.

BODY AND MIND INC.

_____________________________

By:

Title:

DEP NEVADA INC.

_____________________________

By:

Title:

NEVADA MEDICAL GROUP LLC

______________________________

By:

Title:

◆

_____________________________

By:

Title: